Internal
Exhibit 1.02
Organization

Regulations

of UBS AG
Valid as of 1 March 2024

Contents
Abbreviations and definitions 3
Introduction
1

Basis and purpose
5
2

Organization of UBS AG
5
Board of Directors
3

Membership
7
4

Constitution
7
5

Responsibilities and authorities
7
6

Meetings
8
7

Resolutions
9
8

Information rights
10
9

Self-assessment
10
10

Chairman
10
11

Vice Chairmen

11
12

Company Secretary
11
13

Board Committees
11
Executive Board
14

Delegation
12
15

Executive Board
12
16

President of the Executive Board
13
17

Chief Financial Officer
14
18

Chief Operations and Technology Officer
14
19

Chief Risk Officer
15
20

General Counsel
15
21

Chief Compliance and Governance Officer
15
22

Head Human Resources & Corporate Services
15
23

Integration Officer
15
24

Regional Presidents
16
25

Divisional Presidents
16
26

Committees
16
Internal Audit
27

Scope, responsibilities, authorities and reporting

17
28

IA Executive UBS AG
17
Special provisions
29

Authority to sign
18
30

Form of signature
18
31

Conduct of Board and EB members
18
32

Entry into force, amendments
19
Annexes
A

Organizational chart of UBS AG
21
B

Charter of the Committees of the Board
22
C

Key Approval Authorities (kept internally)

Abbreviations and definitions
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

AC

Audit Committee

AGM

Annual General Meeting of the shareholders of UBS AG
ALCO
Asset and Liability Committee
AoA

Articles of Association of UBS AG
BD(s)

Business division(s), organizational units of the business as set out in the UBS Group AG Organization
Regulations
Board/BoD
Board of Directors of UBS AG; non-executive Board members who do not perform management func-
tions within UBS AG
Business Regulations

Regulations issued by the Executive Board
CCGO
Chief Compliance and Governance Officer of UBS AG
CFO
Chief Financial Officer of UBS AG
Chairman

Chairman of the Board
Chairpersons
Board members who chair the Committees
CO

Swiss Code of Obligations
Committees

Committees of the Board as set out in section 2.1
Committees’ charter

Charter of the Committees of the Board setting out the objectives, composition, authorities and re-
sponsibilities of the permanent Committees

Company Secretary
Company Secretary of the Board
CompCo
Compensation Committee
Corporate Bodies

The Board and bodies of UBS AG exercising delegated Board functions, such as the Committees,

the EB, committees established by the EB, IA of UBS AG or other bodies mentioned herein

COTO
Chief Operations and Technology Officer

of UBS AG
CRO
Chief Risk Officer of UBS AG
Divisional

President/DP
Divisional Presidents are the heads of the respective BDs, as set out in the UBS Group AG Organization
Regulations
EGM
Extraordinary General Meeting of the shareholders of UBS AG
Executive Board / EB
Executive Board of UBS AG
EB Committees
Committees of the EB as set out in section 26
Financial statements

Quarterly and annual financial statements of UBS AG

FINMA

Swiss Financial Market Supervisory Authority

FRC
Finance and Risk Committee
Functional Head / FH
CFO, COTO, CRO, GC, CCGO, Head HR&CS and IO
GC
General Counsel of UBS AG
GF
Group Functions, which comprises the functions as set out in the UBS Group AG Organization Regula-
tions
Group CEO

Group Chief Executive Officer

Group IA
Internal Audit of the Group

Head HR&CS
Head Human Resources & Corporate Services of UBS AG
HR

Human Resources
IA
Internal Audit of UBS AG under the oversight of the IA Executive UBS AG
IA Executive UBS AG
IA Executive of UBS AG
ICAAP
Internal Capital Adequacy Assessment Process
IO
Integration Officer of UBS AG
ORs
Organization Regulations of UBS AG including annexes

Other UBS Entities
Entities of the Group which are neither Significant Group Entities nor Significant Regional Entities
PRA
Prudential Regulation Authority (Bank of England)
President of the EB
President of the Executive Board of UBS AG
RC

Risk Committee

Regional President /

RP
Regional Presidents as set out in the UBS Group AG Organization Regulations and in the RP terms of reference
Risk Authorities
Internal document setting out the high-level delegated authorities for risk management and control for UBS AG
Shareholders

Shareholders of UBS AG
Significant Branches
Branches of subsidiaries of the Group subject to enhanced standards of corporate governance as des-
ignated by the Group CEO
Significant Group Enti-
ties / SGEs
Significant subsidiaries of the Group subject to enhanced standards of corporate governance as desig-
nated by the UBS Group AG Governance and Nominating Committee
Significant Regional
Entities / SREs
Subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the Group CEO
SOX
Sarbanes–Oxley Act
Stakeholders

Persons, groups or organizations that have a direct or indirect stake in UBS AG and may,

as a result,
affect or be affected by UBS AG’s actions, objectives and policies

UBS/Group
UBS Group AG and its subsidiaries; the UBS group of companies
UBS AG Entities

All subsidiaries (excluding Special Purpose Entities) which are either wholly or majority, directly or indi-
rectly owned or otherwise controlled by UBS AG and which are intended to be held indefinitely
UBS Group AG
UBS Group AG; the listed parent company of the Group

Vice Chairman
The Vice Chairman of the Board as set out in section 11

Introduction
1 Basis and purpose
1.1 Basis
These ORs

are enacted

by the

Board of

UBS AG

pursuant to

article 716b

of the

CO and
articles 24 and 26 of the AoA.

1.2 Purpose
The purpose of these ORs is:

(i)
to implement and supplement

requirements contained in applicable

laws, regulations
and the AoA having regard to pertinent codes of best practice; and
(ii)
to define the functions,

responsibilities and authorities of UBS AG’s

Corporate Bodies
and their members.
Mandatory

provisions of

applicable laws,

rules and

regulations or

rules

contained in

the
AoA take precedence over the ORs.
2 Organization of UBS AG
2.1 Organization in general
UBS AG and its business are organized as follows:
(i)
The Board,

under the

leadership of

the Chairman,

has the

ultimate responsibility

for
the direction,

supervision and

control of

UBS AG,

and performs

the other

duties de-
scribed herein or as prescribed by mandatory provisions of law.
The Board is

responsible for deciding

all matters and

taking business decisions

where
such decisions

exceed the

authority delegated

by the

Board to

the Committees,

the
EB or the President of the EB.
(ii)
As provided

by mandatory

law, rules

and regulations,

the AoA

or these

ORs, the

ex-
ecutive management

of UBS

AG is

delegated

to the

EB under

the leadership

of the
President

of

the

EB.

Under

consideration

of

applicable

regulatory

requirements,

the
President of the Executive Board of UBS

Switzerland AG may not be a

member of the
UBS AG EB.
(iii)
The

following permanent

Committees assist

the Board

in the

performance of

its re-
sponsibilities:
(a)
the Audit Committee;

(b) the Compensation Committee; and
(c) the Risk Committee.
(iv)
The

following permanent

EB Committees

assist the

EB in

the performance

of its

re-
sponsibilities:
(a) the Asset and Liability Committee; and
(b) the Finance and Risk Committee.
2.2 Group steering
UBS Group

AG, as

the listed

parent company

of the

Group, controls

directly or

indirectly
all subsidiaries, including

UBS AG, and

leads the Group

by setting a

harmonized strategic
direction.

UBS

Group

AG

further

sets

principles

and

organizational

structures

to

enable
efficient and

coordinated management

of the

Group and

control of

its subsidiaries.

Not-
withstanding

this, the

legal independence

of UBS

AG, including

formal decision-making
by the

Corporate Bodies

as required

under applicable

constitutional documents,

and the
provisions of applicable

local laws, rules

and regulations relating

to UBS AG,

must be ob-
served to the extent legally required.

2.3 UBS AG as a subsidiary
of UBS Group AG
UBS

AG

is

a

subsidiary

of

UBS

Group

AG.

As

such

it

may

fulfill

strategic,

financial

and
management functions

not only

for itself,

but also

with respect

to the

Group. In

view of
this function,

the Corporate

Bodies of

UBS AG

may have

to resolve

on matters

that per-
tain both to UBS AG and the Group. To this end, UBS AG:
(i)
develops and implements

its business strategies and

business plans, as

well as appro-
priate risk

management and

internal control

frameworks, in

accordance with

strate-
gies, targets and policies defined by the Group;
(ii)
manages its subsidiaries in accordance with the UBS entity

framework. UBS AG issues
the necessary

regulations, policies

and instructions,

ensures logistical

support, main-
tains

commensurate

control

functions

and

allocates

the

authority

necessary

for

an
orderly and efficient conduct of the business of its subsidiaries; and
(iii)
works closely

with the

BDs and

the GF

of the

Group in

order to

identify and

benefit
from synergies and to realize earnings potential and cost savings.
2.4 Banking business of
UBS AG
The banking

business and

support operations

of UBS

AG are

performed by

itself and

its
direct or indirect subsidiaries. Each subsidiary has its own constitutional documents, which must be in line with applicable local laws, rules and regulations.
2.5 Transparency,
collaboration and

reporting within

the Group

Subject
to and

in accordance with

applicable local

laws, rules and

regulations, Corporate
Bodies

are

bound

to

ensure

transparency

and

collaboration

within

the

Group

and

may
have

additional

responsibilities and

reporting

lines

within

the Group

in

addition

to

their
reporting lines within UBS

AG. Any resulting conflicts

of interest shall be

governed by the
provisions

of

the

Organization

Regulations

(or

similar

constitutional

documents)

of

the
companies concerned.

Board of Directors
3 Membership
3.1 Election proposal
In

consultation

with

the

Chairman,

the

Board

proposes

candidates

for

election

by

the
shareholders.

3.2 Independence of
Board members
The Board’s proposal for

election ensures that one
-third of the Board

members will be in-
dependent. For

this purpose,

independence is

determined in

accordance with

FINMA cir-
cular

2017/1

“Corporate

governance –

banks.”

Furthermore, there

must be

a

sufficient
number

of

Board

members

who

meet

the

independence

criteria

for

the

Committee
members set out

in the annex

“Charter of the

Committees of the

Board.” The Chairman
does not need to be independent.
3.3 Notification duty
Each Board

member must

notify the

Chairman immediately

if circumstances

change in

a
manner that may affect their independence.
3.4 Expectations of the
Board members
The Board,

as a

group, must

have the

necessary qualifications,

skills and

diversity to

per-
form all

Board duties. In

particular, the Board

must together possess

financial literacy, ex-
perience in

banking and

risk management,

as well

as international

experience, including
experience of international financial matters, and knowledge of the duties of directors.
Candidates for

election to

the Board

shall be

considered in

light of

their personal

experi-
ence

and

abilities,

including

any

specialist

knowledge

or

skills

required

to

fulfill

specific
Board functions as outlined herein, as well

as their ability to contribute to building a

com-
plementary and effective Board.
4 Constitution
4.1 Number of members
The Board consists of five to twelve Board members as per article 18 of the AoA.
4.2 Term of office
The term of

office for each Board

member is one year,

pursuant to
article 19 of

the AoA.
Subject to

election by

shareholders, Board members

are normally

expected to

serve for

a
minimum

of

three

years.

No

Board

member

may

serve

for

more

than

10

consecutive
terms of office, in exceptional circumstances the Board can extend this limit.
4.3 Constitutional meeting
The Board constitutes itself at its first meeting following the AGM. In this meeting
(i)
the Vice Chairmen;

(ii) the Chairpersons of the Committees; and
(iii) the Committee members
are appointed by the Board.
The Board may remove these Board members from their special functions at any time.
5 Responsibilities and authorities
5.1 In general
In addition to mandatory

provisions of law, rules,

regulations and the AoA
, the Board has
the responsibilities and authorities set out in these ORs.

5.2 Supervision
The Board

is responsible for

the overall

direction, supervision and

control of

UBS AG and
its

management,

as

well

as

for

supervising

compliance

with

applicable

laws,

rules

and
regulations.

5.3 Ultimate responsibility
The

Board

has

ultimate

responsibility

for

the

success

of

UBS AG

and

for

delivering

sus-
tainable shareholder value within

a framework of prudent

and effective controls and

sub-
ject to

the parameters

set by

the Group.

It decides

on UBS

AG’s strategy

and the

neces-
sary financial and human

resources upon recommendation of

the President of the

EB and
sets

UBS

AG’s

values

and

standards

to

ensure

that

its

obligations

to

shareholders

and
other stakeholders are met.

5.4
Strategy and financial suc-
cess
Taking

into

account

the
Group’s

overall

strategy

and

interests,

the

Board’s

ultimate

re-
sponsibility for strategy and financial success includes in particular:
(i)
deciding the

strategy of

UBS AG

upon recommendation

of the

President of

the EB,
taking into account the proposals and alternatives presented;
(ii)
approving

the

risk

management

and

control

framework

of

UBS

AG,

including

the
overall risk appetite;
(iii)
deciding whether

UBS AG should

enter substantial

new business areas

or exit an

ex-
isting business area, in cases

where the entry or exit is

not covered by the current ap-
proved strategic framework; and
(iv)
approving major acquisitions,

mergers, disposals or

capital expenditure, including

de-
cisions on

major changes

to

the

company structure, major

changes in

its

Significant
Group Entities, and other projects of strategic importance for UBS AG.

5.5 Finance
With respect to the ultimate responsibility for

the financial situation, the Board has in par-
ticular the following duties:
(i)
approving

the applicable

accounting standards

and financial

control frameworks,

as
well as significant changes to them;
(ii)
annually reviewing

and approving

the three-year

strategic plan

and one-year

operat-
ing plan of

UBS AG, including

the financial objectives

and a capital

allocation frame-
work, as well as the capital and liquidity plans;

(iii)
annually reviewing and approving of the ICAAP of UBS AG;

(iv)
reviewing and

approving the

annual financial

statements of

UBS AG

and, where

ap-
plicable, the quarterly financial statements; and
(v)
reviewing and

approving the

consolidated annual and

quarterly financial

statements,
and the consolidated annual report of UBS AG prior to its submission to the AGM.

5.6 Organization
The Board

is responsible

for establishing

an appropriate

business organization,

including
in particular:
(i)
approving

and

regularly

reviewing

the

governance

principles

and

the

management
structures as set out herein;
(ii)
appointing and

removing EB

members, the

Company Secretary

and the

IA Executive
UBS AG and reviewing their performance;
(iii)
overseeing the

effectiveness of

the business

organization and management

informa-
tion system implemented by the EB;

(iv) supervising the internal control system;
(v) approving the charter for IA and monitoring IA; and
(vi) approving the compensation and benefits principles of UBS AG.
5.7 Meetings of shareholders
The Board has a duty to convene AGMs and EGMs, prepare the agenda for such meetings and implement resolutions adopted by the shareholders.

5.8 Loss of equity
In case of financial difficulties or insufficient

equity, the Board must undertake all steps

re-
quired under applicable law.
5.9 Delegation
Within the limits

of applicable

law, regulations

and the AoA,

the Board may

delegate part

of
its responsibilities

and authorities

to:
(i) the Committees;
(ii) individual Board members;
(iii) the EB; and
(iv) individual EB members.
5.10 Advice from third parties
The

Board

and

the

Committees

may,

in

performing

their

duties,

take

advice

from

third
parties.
6 Meetings
6.1 Number of meetings
The Board meets as often as business requires, and at least six times a year.
6.2 Convening meetings
Board meetings are

convened by the

Chairman. Upon written

request, including reasons,
of any Board member or the President

of the EB addressed to the Chairman, he

shall con-
vene a Board meeting in accordance with sections 6.3 and 6.4.

6.3 Invitation
The Chairman

or, if

absent, one

of the

Vice Chairmen

invites the

Board members

to the
Board meetings in writing (including by e-mail or other electronic means).

6.4 Agenda and notice
period
The

invitation

contains

the

agenda

and

must

be

sent

to

Board

members

and

other

at-
tendees

as

a

rule at

least

five business

days

prior

to

the

date

of

the Board

meeting

to-
gether

with

all

necessary

supporting

material.

In

exceptional

cases,

supporting

material
may be

sent later

to allow

the Board

to receive

the latest

available information.

This ap-
plies in particular to updates on financial data.

In time
-critical cases

(as determined

at the

Chairman’s discretion),

a Board

meeting may
be held and the supporting material may be sent at shorter notice.
6.5 Chair
Board meetings

are chaired

by the

Chairman or,

if absent,

by one

of the

Vice Chairmen
or, in their absence, by another Board member selected by the Board members present.
6.6 Attendees
The Board may hold Board meetings as determined by the Chairman:
(i)
with

or

without

the participation

of

the President

of

the EB

and all

or

some of

the
other EB members; and
(ii) with the participation of other persons, who are invited to attend.
6.7 Meeting format
Board meetings may be held in person or by audio or video conference.
6.8 Minutes of Board
meetings
The

minutes

(including

its

annexes

as

presented

to

the

Board)

contain

all

Board

resolu-
tions made and

reflect in a

general manner the

considerations which led

to the decisions
made. Dissenting opinions

of and votes

cast by Board

members must also

be reflected in
the minutes.
6.9 Form of minutes,
inspection rights
The
minutes must

be signed

by the

Board member

chairing the

meeting (in

accordance
with section

6.5) and

the keeper

of the

minutes and

must be

made available

for review
prior to the next Board meeting at which these shall be

approved. Board members are en-
titled to examine the minutes of any Board meeting at any time.
7 Resolutions
7.1 Quorum of attendance
The presence of either the Chairman or one of

the Vice Chairmen as well as of the
major-
ity of the

Board members is

required to pass valid

Board resolutions. If this

quorum is not
present,

the

Chairman

can

seek

a

circular

resolution

of

the

Board

(see

section

7.4).

No
such

quorum

is

required

for

decisions

confirming,

implementing

and

amending

resolu-
tions relating to capital increases (article 22(2) of the AoA).
7.2 Quorum of resolutions, de-
cisive vote
Board resolutions are

passed by an

absolute majority of

the votes of

Board members pre-
sent; in case of a tie, the Chairman’s vote is decisive (article 22(1) of the AoA).

7.3 Resolutions on items
not

on agenda
If time
-critical matters arise

after a

Board meeting has

already been convened,

such mat-
ters may

be discussed

at the

Board meeting

and Board

resolutions made

if a

majority of
all

Board

members

present agree.

If

feasible,

a

revised

agenda

will

be

sent

to

all

Board
members

prior

to

the

meeting.

Absent

Board

members

are

informed

of

the

resolution
made after the Board meeting.
7.4 Circular resolutions
Board resolutions may be passed in writing (including by e -mail or other electronic means)
if

no

material

discussions

are

required,

the

matter

is

time-critical

or

has

been

pre-
discussed. A

proposal for

a circular

resolution must

be communicated

to all

Board mem-
bers and is only deemed to have passed if:
(i)
more

than

two-thirds

of

all

Board

members

cast

a

vote

or

give

written

notice

that
they abstain; and
(ii)
an absolute majority

of all Board

members participating in

this circular resolution

ap-
prove the proposed resolution; and

(iii)
no Board

member requests

a Board

meeting in

relation to

the subject

matter of

the
proposed Board

resolution within

three business

days of

receiving notice

of the

pro-
posal.

7.5 Effect of circular
resolutions
A circular

resolution is

as binding

as a

Board resolution

adopted at

a Board

meeting and
must be

recorded under

a

separate heading

in the

Board minutes

prepared pursuant

to
sections 6.8 and 6.9 for the next Board meeting.

8 Information rights
8.1 Right of information
Board members

have the

right to

access all

information concerning

the business

and the
affairs of

UBS AG

as may

be necessary

or helpful

for them

to fulfill

their duties

as Board
members.
8.2 Request for information
during Board meetings
At Board

meetings, any

Board member

is entitled

to request

information on

any matter
relating to UBS AG

regardless of the agenda, and

the Board or EB members

present must
provide such information to the best of their knowledge.

8.3 Request for information
outside of Board meetings
Should a Board member require information or wish to review documents outside a Board meeting, such

request must be

routed through

the Company Secretary

and addressed to
the Chairman.
8.4 Request for information
outside of Committee
meetings
Should a

Chairperson require

information or

wish to

review documents

outside a

Com-
mittee meeting, they can,

within the range of responsibilities

of their Committee, address
their request to

a member of

the EB directly,

to the IA

or to external

auditors. The

Chair-
man and the President of the EB must be informed as appropriate.
9 Self-assessment
9.1 Board self -assessment
At least

annually, the

Board reviews

its own

performance, as

well as

the performance

of
each

of

the Committees.

Such a

review seeks

to determine

whether

the Board

and

the
Committees function effectively and efficiently.

9.2 Performance evaluation
In

light

of

the

annual

performance

evaluation,

the

Board

must

consider

whether

any
changes should be made to the membership of the Board or Committees.
10 Chairman
10.1 Election
The Board

proposes the

Chairman who

in turn

is elected

by shareholders

at the

general
meeting.

10.2 In general
The Chairman leads

the Board. He

further coordinates the

tasks within the

Board and, in
particular, calls Board meetings and sets their agenda.

10.3 Shareholders’ meetings
In

accordance

with

article

13

of

the

AoA

the

Chairman

presides

over

the

AGMs

and
EGMs.

10.4 Coordination of
Committee work and
Chairman’s attendance
The Chairman

coordinates, together

with the

Chairpersons, the

work of

all Committees.
In consultation with the

relevant Chairperson, the Chairman

or one of the

Vice Chairmen
may attend meetings of the Committees.

10.5 External communication
The

Chairman,

together

with

the

President

of

the

EB,

undertakes

responsibility

for

UBS
AG's reputation,

is further

closely involved

in and responsible

for ensuring

effective com-
munication with shareholders and stakeholders, including government officials, regulators and public organizations.

The Chairman is the

primary representative of the

Board and, together with

the President
of the EB, of UBS AG with the media.

10.6 Relationship with Board
and EB
The Chairman establishes and maintains close and constructive working relationships with and promotes

open communication

between the

Board and

the President

of the

EB and
the other EB members, providing advice and support to them while respecting that execu-
tive management

responsibility is

delegated to

the EB.

Where appropriate,

the Chairman
ensures

effective challenge

of

the President

of

the EB

and the

EB by

the Board

and

the
Committees and fosters ongoing and effective monitoring of performance.
10.7 Further responsibilities
and authorities
Further

details

of

the

responsibilities

and

authorities

delegated

to

the

Chairman

are

set
out in the annexes to these ORs.

11 Vice Chairmen
11.1 Appointment and authori-
ties
The Board

appoints one or

more Vice Chairmen.

A Vice Chairman

is required

to lead the
Board

in

the absence

of

the

Chairman,

to

provide

support

and

advice

to

the

Chairman
and to undertake

such specific additional

duties or functions

as the Board

may entrust to
him from time to time.
11.2 Further responsibilities
and authorities
Further details

of the

responsibilities and

authorities delegated

to the

Vice Chairmen

are
set out in the annexes to these ORs.

12 Company Secretary
12.1 Appointment and function
At

the

constitutional

meeting

of

the

Board,

the

Board
appoints

a

Company

Secretary,
who acts as secretary to the Board and its Committees.
12.2 Responsibilities and autho-
rities
The

Company

Secretary

prepares

the

agenda

for

each

Board

meeting,

keeps

the

Board
minutes and

the Committees’

minutes and

assists the

Board and

its members

in coordi-
nating and

fulfilling their

duties. In

accordance with

section 8.3,

the Company

Secretary
coordinates

requests

for

information

from

the

members

of

the

Board

outside

of

Board
meetings and informs the President of the EB of such requests as appropriate.
12.3 Reporting
The Company Secretary reports to the Chairman.
12.4 Official documents
The Company

Secretary is responsible

for keeping

UBS AG’s

official company

documents
and records including their certification.
13 Board Committees
13.1 Permanent and other
Committees
The

Board establishes

the AC,

the

Compensation
Committee and

the RC

as

permanent
Committees.

The Board

may set

up other

Committees, including

ad hoc

Committees, if
deemed appropriate or necessary.
13.2 Appointment
From among its members the Board appoints

the Committee members and the respective
Chairpersons.

13.3 Responsibilities and autho-
rities
Based

on

articles

24

and

26

of

the

AoA,

the

Board

delegates

certain

responsibilities
and authorities

to the

Committees pursuant

to the

annexes to

these ORs.

The overall

re-
sponsibility for such delegated competences remains with the Board.

Executive Board
14 Delegation
14.1 Delegation of
management
The Board delegates the executive management of UBS AG as set out in section 2.1(ii).
14.2 Further delegation
by the EB
The President

of the

EB and

the EB

may further

delegate certain

responsibilities and

au-
thorities

and

may

empower

further

delegation

of

such

responsibilities

and

authorities.
Such

delegations

must

be

in

writing,

and

clear

rules

on

responsibilities,

authorities

and
accountabilities must

be established. Specific

responsibilities and authorities

delegated by
the EB to an EB Committee will be

set forth in a resolution adopted or a

charter approved
by the EB.
14.3 Time -critical matters
The

EB

will

establish

arrangements

to

ensure

that

decisions

are

made

in

a

time
-critical
business matter, should the responsible EB member be unable to act.
15 Executive Board
15.1 Composition and appoint-
ment

Under the leadership

of the President

of the EB,

the EB is
comprised of

the members de-
tailed in sections 16 to 25 of these ORs and such further

EB members as appointed by the
Board upon proposal of the President of the EB.
15.2 Responsibilities
and authorities
Under

the

leadership

of

the

President

of

the

EB,
the

EB

has

executive

management

re-
sponsibility

for

UBS AG

and its

business.

This

includes, but

is not

limited

to, developing
and implementing UBS AG strategies approved

by the Board and which take into

account
the Group’s

strategies, budgeting,

planning and

resource allocation,

and evaluating

and
monitoring

business performance.

This also

includes ensuring

the efficient

use of

the fi-
nancial

resources

of

UBS

AG in

accordance

with

Group guidelines,

policies

and govern-
ance over intra-divisional treasury allocations.

The EB develops, implements and maintains an appropriate and adequate business organ-
ization

designed

to

ensure

compliance

with

applicable

laws

and

regulations

and

an

ap-
propriate management information system.
The EB is also responsible for ensuring

effective management

and coordination of issues

on
behalf of

UBS AG

which arise

from interactions and

interdependencies between UBS AG
and all entities of the Group or UBS AG and the BDs

or GF. Notwithstanding this, the legal
independence of UBS AG and the

provisions of applicable local laws, rules and regulations
must be observed

to the extent

legally required.

15.3 EB as risk council
The EB acts

as the risk

council of UBS

AG. It has

overall
responsibility for establishing

and
implementing risk management and

control within UBS AG. It

manages the risk profile

of
UBS AG as determined

by the Board and

the RC and is

supported by the FRC.

The EB de-
termines its

requirements for

risk reporting,

including improvements

and changes

to the
reports, and receives periodic updates on risk data limitations.
15.4 Preparation of Board deci-
sions

Where

proposals

for

decisions

must

be

made

to

the

Board,

the

EB

prepares

such

pro-
posals and supports the Board in its decision-making process.

15.5 Further duties
The

EB

is

furthermore

responsible

for

all

management

matters

not

reserved

under

the
AoA or the ORs to any other person or Corporate Body.

15.6 Meetings, agenda and no-
tice period

The EB

meets at

least once

every month

or as

appropriate. The

agenda must

be sent

to
the EB

members at

least five

calendar days

prior to

the date

of the

EB meeting

together
with all

necessary supporting material.

In time-critical cases,

an EB

meeting (called by

the
President of the EB as required or at the request of one EB

member addressed to the Pres-
ident of

the EB) may

be held

and the supporting

material may be

sent on

shorter notice.
EB meetings are chaired by

the President of the EB or,

if absent, by the nominated

deputy
President of the EB. EB meetings may be held in person or by audio or video conference.

15.7 Quorum of attendance
The

presence, either

in person

or

by audio

or

video conference,

of a

majority of

the EB
members is required to pass valid EB resolutions.
15.8 Quorum of resolutions
The resolutions of

the EB are

passed by the

majority of the

votes of the

EB members pre-
sent. The President of

the EB has the power

to overrule any EB resolution.

If the President
of the EB exercises this power, he must

inform the Chairman as well as the EB immediate-
ly.
15.9 Minutes of EB meetings
Minutes

are

taken

of

all

EB meetings.

They contain

all

resolutions

made

by the

EB.

The
minutes are sent to all EB members and to the Chairman. Board members may inspect the
EB minutes

in accordance

with section

8. Section

6.9 applies mutatis

mutandis to

the EB
minutes.
15.10 Circular resolutions
With respect

to circular

resolutions of

the EB,

sections 7.4

and 7.5

apply mutatis

mutan-
dis.
15.11 Matters requiring immedia-
te attention
With regard to matters

which require immediate attention, and

if it is not feasible

to con-
vene

an

audio

or

video

conference

or

to

proceed

by

circular

resolution

within

the

time
available, the

President of

the EB

may, together

with two

other EB

members, make

deci-
sions, which

have the effect

of EB

resolutions. EB

members who could

not be

reached in
time must

be informed

together with

the Chairman

as soon

as possible.

Section 7.5

ap-
plies mutatis mutandis to such resolutions.
15.12 Assessment
At least

annually the

President of

the EB

assesses the

performance of

the EB.

Such a

re-
view seeks to determine whether the EB functions effectively and efficiently. In light of the annual assessment, the President of the EB must consider

whether any changes should be
made to the composition of the EB.
15.13 Further duties of EB mem-
bers
In addition, to the responsibilities for each EB member set out below, further details of the responsibilities and key authorities delegated

to the EB members are set

out in the annex-
es to these ORs and the relevant Business Regulations or terms of reference.
16 President of the Executive Board
16.1 Appointment
The President of the EB is appointed by the Board upon proposal of the Chairman.
16.2 Function, substitution
The President

of the

EB is

the highest

executive officer

of UBS

AG and

has responsibility
and

accountability

for

the

management

and

performance

of

UBS

AG.

The

President

of
the EB nominates a deputy from within the EB, who is confirmed by the Board. The depu-
ty

President

of

the EB

shall

temporarily

exercise

all

responsibilities

and

authorities

if

the
President

of

the

EB

should

be

incapacitated

or

unavailable

to

exercise

the

function

as
President of the EB.

16.3 Main responsibilities
and authorities

The President of the EB has the overall day -to-day management responsibility for UBS AG.
In particular, he is responsible for:
(i) convening and presiding over the EB meetings;
(ii) leading the business and strategic planning and forecasting;
(iii) the financial results of UBS AG;
(iv) exercising all authorities allocated to UBS AG which are not otherwise delegated;
(v) providing regular updates on the business to the Group CEO, as required;
(vi)
effective management of UBS

AG’s financial resources, people,

infrastructure and risks;

and
(vii)
ensuring effective collaboration with the Group.

The President

of the

EB assumes

a leading

role in

preparing the

Board’s consideration

of
UBS AG’s strategy,

risk and compensation principles. Together

with the Chairman, he has
the responsibility for UBS AG’s reputation.
16.4
Right to overrule decisions

The President of the EB

has an all-encompassing right to information

about and examina-
tion

of

all

matters handled

in

the business.

He

has the

power to

overrule

any

decisions
made by any management body, including any resolution by the EB (see section 15.8).

16.5 Reporting to the Board
The President of

the EB ensures

that the

Chairman and the

Board are

kept informed in

a
timely and appropriate manner on all matters falling within

the scope of their responsibili-
ties

as

well

as

important

business developments,

issues

or

decisions

taken

by

the

EB

in
particular with regard

to matters which

may have a

material financial, operational

or rep-
utational impact on UBS AG.

Further, the President of

the EB (either personally or

through any other EB

member) regu-
larly informs the Board on:
(i) key performance indicators and other relevant financial data of UBS AG;
(ii)
existing and emerging risks, issues and mitigating measures;

(iii)
updates on developments in important markets and on peers; and

(iv)
information on

all issues

which may

affect the

supervisory or

control function

of the
Board.
16.6 Reporting by EB members
Each member

of the

EB detailed

in sections

17 to

2
5 below

reports directly

to the

Presi-
dent of the

EB and the

relevant function within

the Group and

shall inform the

President
of the EB or EB as appropriate of material matters and key developments within the scope of their

responsibilities. The

Functional Heads

have an

obligation to

advise the

Chairman
and relevant Committees on significant issues arising in the field of their responsibilities.
17 Chief Financial Officer
17.1 Responsibilities and autho-
rities
The CFO has in particular the following responsibilities:
(i)
managing

UBS

AG’s

financial

accounting,

controlling,

forecasting,

planning

and

re-
porting processes;
(ii)
ensuring transparency in and assessing the financial performance of UBS AG;

(iii)
developing UBS

AG’s inorganic

strategy in

collaboration with

the EB

and supporting
the EB

members in

mergers and

acquisitions, as

well as

equity investment

topics, by
monitoring the progress of key inorganic growth initiatives;
(iv)
managing and controlling UBS AG’s

tax affairs, treasury and capital

management, in-
cluding funding and liquidity risk, and UBS AG’s regulatory capital ratios;
(v)
ensuring

asset and

liability

management

by balancing

consumption of

UBS AG’s

fi-
nancial resources;

(vi)
consulting with

the AC

to make

proposals to

the Board

regarding the

standards for
accounting to be adopted by UBS

AG and defining the standards for financial

report-
ing and disclosure; and
(vii)
under the supervision

of the AC,

coordinating the working

relationships with the

ex-
ternal auditors.
18

Chief Operations and Technology

Officer
18.1 Responsibilities and autho-
rities
The CO TO has in particular the following responsibilities:
(i)
formulating

the

approach,

objectives,

financial

and

execution

plans

for

the

Opera-
tions and Technology

Office area in

support of the

BDs and GF operating

out of UBS
AG;

(ii)
driving

digitalization,

delivering

IT

services,

tools

and

infrastructure,

including

cyber
protection and IT

security, in line

with the needs

of the BDs

and GF operating

out of

UBS AG;

(iii)
overseeing

the prioritization

of the technology

enabled change

initiatives;

(iv)
directing and

governing all

IT development

and engineering

management activities;
and
(v)
delivering operational

services, maintaining

and overseeing

UBS AG's

crisis manage-
ment operations and providing data governance.

19 Chief Risk Officer
19.1 Responsibilities and autho-
rities
The CRO has in particular the following responsibilities:
(i)
the

development

of

UBS

AG’s

risk

management

and

control

framework

(including
risk

principles

and

risk

appetite)

for

the

credit,

market,

country,

liquidity,

funding,
model and environmental and

social risk categories, as well

as the implementation of
independent control

frameworks for

these risk

categories, on the

basis of

and in

ac-
cordance with the framework approved by the Board, including:
(a) risk measurement, aggregation, portfolio controls and risk reporting; and
(b)
taking decisions on transactions, positions, exposures, portfolio limits and allowances
in accordance with the risk control authorities

delegated to the CRO; and
(ii)
monitoring and challenging

UBS AG’s risk-taking

activities for the

risk categories un-
der CRO responsibility.

20 General Counsel
20.1 Responsibilities and autho-
rities
The GC has in particular the following responsibilities:
(i)
managing UBS

AG’s legal

affairs and

ensuring effective

and timely

assessment of

le-
gal matters impacting UBS AG or its businesses;
(ii) providing the legal advice required by UBS AG; and
(iii)
management and reporting of all

litigation and other significant contentious

matters,
including all legal proceedings which involve UBS AG.
21 Chief Compliance and Governance Officer
21.1 Responsibilities and autho-
rities
The CCGO has in particular the following responsibilities:
(i)
developing UBS AG’s risk management and control

framework (including taxonomies
and

risk

appetite)

for

non-financial

risks

as

well

as

implementing

the

independent
control frameworks for these risks;
(ii) developing UBS AG’s governmental policy and regulatory approach;
(iii)
coordinating

external

governmental

and

regulatory

relations

and

overseeing

im-
portant

regulatory

matters,

including

key

regulatory

change

programs

across

UBS
AG;
(iv) managing the firm’s new business governance process;
(v)
developing global

and local

recovery and

resolution plans

and defining

adequate re-
solvability improvement measures;
(vi)
developing

UBS

AG’s

organization

and

legal

entity

structure,

as

well

as

corporate
governance standards; and
(vii)
governing

UBS

AG’s

internal

and

external

investigations

portfolio

and

performing
important investigations.
22 Head Human Resources & Corporate Services
22.1 Responsibilities and autho-
rities
The

Head HR&CS has in particular the following responsibilities:
(i)
defining

and

executing

an

HR

strategy

aligned

to

UBS

AG’s

objectives,

positioning
UBS

AG

as

employer

of

choice

and

providing

HR

services

to

employees

as

well

as
strategic

advice

to

line

managers

and

EB

members

supporting

them

to

attract,

en-
gage, develop and retain talent;
(ii)
supplying

real

estate

infrastructure

and

general

administrative

services

to

UBS

AG;
and
(iii)
directing

and

controlling

all

supply

and

demand

management

activities,

supporting
UBS

AG

with

its

third-party

risk

and

sourcing

strategies

and

managing

UBS

AG’s
near-/offshore, outsourcing and supplier-related processes.
23 Integration Officer
23.1 Responsibilities and autho-
rities

The IO has in particular the following responsibilities :
(i)
developing

integration

strategy

with

regard

to

Credit

Suisse

within

agreed

design
principles and in accordance with the UBS AG and Group strategy;
(ii)
coordinating

with

integration

teams

and,

if

required,

other

EB

members

to

ensure
coherent and consistent execution of integration plans and milestones;
(iii)
prioritizing

integration

activities and

monitoring overall

progress, coordinating

man-
agement of

operational and

execution

risks and

issues, as

well as

overseeing devel-
opment of migration plans and interdependencies;
(iv)
ensuring regular

communication and

appropriate escalation

to the

EB, or

other rele-
vant governance bodies; and
(v) challenging timelines, operating models, synergies, and deliverables, as appropriate.

24 Regional Presidents
24.1 Responsibilities and autho-
rities
The Regional Presidents have in particular the following responsibilities:
(i) cross-divisional collaboration; and
(ii)
representing UBS AG to the broader public in their region.

25 Divisional Presidents
25.1 Responsibilities and autho-
rities

The Divisional Presidents have in particular the following responsibilities:
(i)
proposing BD

strategies in

line with

the UBS

AG and

Group strategy

taking into

ac-
count input from the Regional Presidents;
(ii) the operation and management of their BD; and
(iii)
controlling and

administering the

dedicated financial

resources, risk

appetite, people
and infrastructure of the BD.
26 Committees
26.1 EB Committees
Pursuant to section 14.2 the EB establishes
(i)
the ALCO; and

(ii) the FRC
as permanent EB Committees.
26.2 Composition
The composition is specified in dedicated terms of reference for each EB Committee.
26.3 Appointment
The appointment is specified in dedicated terms of reference for each EB Committee.
26.4 Responsibilities and autho-
rities
The EB Committees have the responsibilities

and authorities as set out in

the terms of ref-
erence of the respective committee:
(i)
the ALCO

is responsible

for managing

UBS AG’s assets

and liabilities

in line

with the
UBS AG and Group strategy and regulatory requirements;
(ii)
the

FRC

is

responsible

for

supervising

and

controlling

UBS

AG’s

business,

financial
and risk

profile of

the overall

UBS AG

standalone as

well as

the entity’s

business ac-
tivities in

Switzerland and

cross-jurisdictional branch-related

matters, in

line with

the
UBS AG and Group

strategy and regulatory requirements. The

FRC is also responsible
for

ensuring

the

financial

and

risk

profile

of

UBS

AG

standalone

complies

with

the
agreed risk appetite, by ascertaining that appropriate and timely actions are taken.
26.5 Meetings and resolutions
The sections 15.6 to 15.12 apply mutatis mutandis.
26.6 Reporting
The EB

Committees report to the EB.

Internal Audit
27 Scope, responsibilities, authorities and reporting
27.1 Scope
IA is the internal audit function for UBS AG.
27.2 Responsibilities
IA independently, objectively and systematically assesses in particular the:
(i) soundness of UBS AG’s risk and control culture;
(ii)
reliability

and

integrity

of

financial

and

operational

information,

including

whether
activities are properly, accurately and completely recorded, and the quality of underly-
ing data and models; and
(iii) design, operating effectiveness and sustainability of:
(a)
processes to define

strategy and risk appetite

as well as

the overall adherence

to
the approved strategy;

(b) governance processes;
(c)
risk management,

including whether

risks are

appropriately identified

and man-
aged;
(d)
internal controls,

specifically whether

they are

commensurate with

the risks

tak-
en;
(e) remediation activities; and
(f)
processes

to

comply

with

legal

and

regulatory

requirements,

internal

policies,
and UBS AG’s constitutional documents and contracts.

IA also

conducts special audits

at the

request of

the AC, or

other Board

members, Com-
mittees or the President of the EB in consultation with the AC.
27.3 Charter
Details

of

the

role,

responsibilities

and

authorities

of

IA

are

set

out

in

the

charter

for
Group IA. The charter is also to be endorsed by the Board for its applicability to UBS AG.
27.4 Access rights
IA possesses unrestricted auditing rights within UBS AG; it

has access at all times to all ac-
counts, books,

records, systems,

property and

personnel to fulfill

its auditing

responsibili-
ties. The

IA Executive

UBS AG

has open,

direct and

unrestricted access

to the

Chairman,
the RC and the AC, as well as to the President of the EB.
27.5 Independence
IA is independent in determining its activities,

in particular when defining audit scope and
executing audit engagements. IA reports are not subject to any instructions or restrictions, and its authority to audit is unrestricted.

28 IA Executive UBS AG
28.1 Reporting
The

IA

Executive

UBS AG

reports directly

to

the Chairman.

In addition,

the IA

Executive
UBS AG has a functional

reporting line to the

AC, as well as to

the Head Group IA, as

set
forth in the AC charter.
The IA

Executive UBS

AG must

inform the

AC of

the results

of the

annual internal

audit
plan

and

the

status

of

annual

internal

audit

objectives

and

must

be

in

regular

contact
with the AC.

28.2 Appointment
The

IA

Executive

UBS

AG

is

appointed

by

the

Board

in

consultation

with

the

Chairman
and the AC, based on a proposal by the Head Group IA.

Special provisions
29 Authority to sign
29.1 In general
Signing

in

the

name

of

UBS

AG

requires

two

authorized

signatures

to

be

binding.

Any
employee of UBS AG having one of

the following ranks or functions is authorized

to sign,
jointly with another authorized signatory, on behalf of UBS AG:
(i)
the Chairman and each of the Vice Chairmen;

(ii) each of the EB members;
(iii) the IA Executive UBS AG and the Company Secretary;
(iv)
each of

the Managing

Directors, Executive

Directors and

Directors or

senior employ-
ees with equivalent ranks;
(v) each of the Associate Directors (including “Prokuristen,” as applicable); and
(vi)
for

specified

locations,

each

of

the

Authorized

Officers

(including

“Handlungs-
bevollmächtigte,” as applicable).

29.2 Signing policy
The

GC issues

a signing

policy for

UBS AG,

specifying all

details, including

the scope

of
signature

authorities and

possible extensions,

exceptions

to

the joint

signature authority
principle, and

the possibility for

signatories of

the Group to

sign on behalf

of UBS AG. In
addition, UBS

AG Entities establish

their own rules,

according to

mandatory provisions of
local laws, rules and regulations.
30 Form of signature
30.1 Signature form
All authorized signatories sign by adding their signature to the name of the legal entity on whose behalf they act.
31 Conduct of Board and EB members
31.1 Duty of care and loyalty
Each member

of

the Board

and the

EB is

under a

duty to

carry out

their responsibilities
with

due

care

and

to

safeguard

and

further

the

interests

of

UBS

AG

and

of

all

of

its
shareholders.
31.2 Conflicts of interest
The

Board

and

EB

members

must

arrange

their

personal

and

business

affairs,

including
their affairs with regard

to a related person or

company, so as to avoid,

as much as possi-
ble, an actual, perceived or potential conflict of interest.
31.3 Disclosure of conflict
of interest
Each Board

member must

disclose to

the Chairman,

and each

EB member

must disclose
to the President of

the EB, any conflict

of interest generally arising

or relating to any

mat-
ter to

be discussed

at a

meeting, as soon

as the

Board or

EB member

becomes aware

of
its existence.
31.4 Procedural measures
Unless exceptional circumstances

dictate that in the best interests of UBS AG a Board or EB
member

with

a

conflict of

interest

shall

not

participate in

the

discussions and

decision-
making involving the interest at

stake, the Board

or EB

member with a

conflict of interest
shall participate

in discussions

and:
(i)
a

double

vote

(a

vote

with

and

a

vote

without

the

conflicted

individual)

shall

take
place;
(ii) a binding decision on the matter requires the same outcome in both votes;
(iii)
the Chairman

or the

President of

the EB

must advise

the respective

Corporate Body
of the conflict of interest; and
(iv) the existence of the conflict must be recorded in the meeting minutes.
In the event of doubt, the

Chairman or the President of the EB shall request the respective
Corporate Body to

determine whether

a conflict of interest

or exceptional

circumstances

ex-
ist.
Further, section 2.5 applies

where EB members have additional

reporting lines within

le-
gal entities

of the Group.

31.5 Duty of confidentiality
Except

for

information

already

in

the

public

domain,

each

Board

and

EB

member

shall
handle all information

relating to UBS

AG learned during

the performance of

their duties
with

the utmost

discretion at

all

times. Such

information may

only be

disclosed

to third
parties with prior written clearance from the Chairman or the President of the EB. This ob-
ligation and

duty continues even

after the term

of office of

the Board or

EB member

has
expired for as long as the relevant information remains confidential.

31.6 Benefits of Board and
EB members
If a

Board or

EB member

becomes aware

of the

fact that

they may

receive a

financial or
non-financial benefit

other than

any salary,

remuneration or

other benefit

from UBS

AG,
as a result of employment with UBS AG, that person must:
(i) promptly inform the Board, in the case of a Board member or the President of the EB;
and
(ii)
promptly inform the President of

the EB, in the case

of an EB member other

than the
President of the EB.
32 Entry into force, amendments
32.1 Entry into force
These ORs replace

the former regulations

of 12 June

2023 governing the

internal organi-
zation of UBS AG

and come into effect on

1 March 2024, based on

a Board resolution of
UBS AG dated 25 January 2024.
32.2 Amendments
These ORs may be amended by the Board only with the approval of FINMA.

Annex A –
Organizational
chart of UBS AG

UBS Group AG (shareholder)
Board of Directors of UBS AG
Chairman of the Board
Board Committees
Audit Committee
Compensation Committee
Risk Committee
Executive Board of UBS AG
President of the EB
Asset and Liability Committee
Finance and Risk Committee

Organizational chart of UBS AG

Annex B
– Charter of the
Committees of the Board

Contents
Introduction
1

Basis and purpose
24
Membership and constitution
2

Number of Committee members and their independence

25
3

Constitution
25
Responsibilities and authorities
4

Delegation of responsibilities and authorities
26
5

Audit Committee
26
6

Compensation Committee
27
7

Risk Committee
28
8

Further responsibilities and authorities
29
9

Delegation to a member or subcommittee
29
10

Information rights
29
11

Meeting with third parties
29
Meetings and resolutions of the Committees
12

Meetings
30
13

Resolutions and information rights
30
Reporting
14

Regular reporting
31
15

Special reporting
31
Special provisions
16

Confidentiality
32
17

Self-assessment and adequacy review
32

Introduction
1 Basis and purpose
1.1 Basis
This Committees’ charter

is enacted by the

Board pursuant to articles

716
–
716b CO, arti-
cles 24 and 26 of the AoA and sections 5.9 and 13.3 of the ORs.

1.2 Purpose
The purpose

of this Committees’

charter is

to set out

the objectives, composition

and re-
sponsibilities of the permanent Board Committees, being:
(i)
the Audit Committee;

(ii) the Compensation Committee; and
(iii) the Risk Committee.

Membership and constitution
2
Number of Committee members and their independence

2.1
Minimum number of Com-
mittee members
Each Committee must have at least three Committee members.
2.2
Independence
Each Committee

must consist

of members

of the Board

who:
(i)
with respect to the AC, are all independent as defined by section 3.2 of the ORs;

(ii) with respect to the Compensation Committee and RC, are independent, in a majority, as defined by section 3.2 of the ORs.
At least one

member of the

RC must also

be a member

of the Compensation

Committee.
2.3
Presence of the Chairman
The Chairman may, in

consultation with the relevant

Chairperson, attend the meetings

of
Committees as a non-voting guest.

3 Constitution
3.1
Appointment and removal
by the Board
The Chairperson

and the

Committee members

are appointed

pursuant to

section 4.3

of
the ORs,

and the

Board may

remove any

Committee member

or any

Chairperson at

any
time. Should a vacancy arise on any Committee, even if the minimum number of Commit-
tee

members

pursuant

to

section 2.1

of

this

Committees’ charter

is still

met,

the

Board
may appoint the

missing member from among

its members for the

remaining term of of-
fice.

Responsibilities and authorities
4 Delegation of responsibilities and authorities
4.1
In general
Pursuant to section 13.3 of the ORs, the Committees have

the responsibilities and author-
ities set out in the annexes to the ORs.

5 Audit Committee
5.1
In general
The function of the AC

is to support the

Board in fulfilling its oversight duty relating to

fi-
nancial

reporting

and

internal

controls

over

financial

reporting,

the

effectiveness

of

the
external and internal audit functions as well as of whistleblowing procedures.
Management is responsible for the preparation, presentation

and integrity of the financial
statements, while

the external

auditors are

responsible for

auditing financial

statements.
The AC’s responsibility is one of oversight and review.
5.2
Responsibilities and autho-
rities
The AC’s responsibilities

and authorities

are to:

(i) Financial statements:
(a)
monitor the integrity of

the financial statements and

any announcements related
to

financial

performance, and

review

significant financial

reporting

judgements
contained in

them, before

recommending

their approval

to the Board;
(b)
advise the

Board on whether

the annual

report and

financial

statements,

taken as a
whole, are fair, balanced and understandable, and provide the information neces-
sary for shareholders to assess the company’s position and performance, business model and strategy;
(c)
review the

organization

and completeness

of the financial-reporting

process includ-
ing UBS AG’s internal control

system and procedures

as they relate to the integrity
of the financial statements,

taking into account

the reports provided

by the EB, the
external auditors, IA, regulators or

other information as determined by

the Com-
mittee to

be appropriate;

(d)
review management’s

SOX 404 report in relation to internal

controls over financial
reporting;

(e)
review significant accounting

policies and practices,

and compliance with account-
ing standards;

and
(f)
review arrangements

for compliance with UBS AG’s

legal, regulatory and other

re-
quirements (including tax

matters) as

they relate

to

the integrity

of

the financial
statements

or financial

report;
(ii) External audit:
(a)
oversee the relationship with

and assess the qualifications,

expertise, effectiveness,
independence and performance

of the external auditors and their lead audit part-
ner; support the Board in reaching

a decision in relation to the appointment,

reap-
pointment or dismissal of the

external auditors and the rotation of

the lead audit
partner;

(b)
approve the engagement

letter of the external

auditors, including

the scope of the
audit and the

fees and terms

for the planned

audit work;
(c)
oversee all

audit and permitted

non-audit services

provided by

the external

auditors
and establish

such policies

as the Committee

deems appropriate;

(d)
annually review the external auditors’

summary of adjusted and unadjusted differ-
ences; and
(e)
review the

regulatory

audit plan

and the results

of regulatory

audits;

(iii)
IA:

(a)
monitor and assess

the effectiveness,

independence and

performance

of the IA Ex-
ecutive UBS

AG and IA;

(b)
approve

IA’s

annual

audit

plan

and

objectives

including

subsequent

important
amendments;
(c)
monitor IA’s

discharge of

its annual audit

objectives;

and
(d)
order special audits

to be conducted

either by IA or by mandating

third parties and
review and approve such

request from other Board members, Committees or

the
President of

the EB;
(iv)
Whistleblowing

and investigations:

(a)
review the effectiveness of

the firm’s whistleblowing policies and procedures and
ensure that

appropriate

whistleblowing

mechanisms

are in place;
(b)
review on

a

quarterly basis

the levels

of

new and

pending whistleblowing cases
and reports

on complaints

made regarding

accounting,

auditing

or other matters;
(c)
review on a

quarterly basis

reports on

internal investigations;

and
(d)
conduct or direct

any investigation,

including the

retention of external

advisors and
consultants (at

UBS

AG’s expense),

as

it

considers necessary to

discharge its

re-
sponsibilities;

and
(v)
Human Resources:

(a)
annually provide

input on the

performance

of the CFO,

GC, CRO and

CCGO to the
President of

the EB; and
(b)
review and

make recommendations to

the

Board regarding

decisions relating

to
the hiring and

dismissal

of the CFO.
6
Compensation Committee
6.1
In general
The function of

the Compensation Committee is

to support

the Board

in its

duties to

set
guidelines on

compensation and benefits,

to oversee

implementation thereof, to

approve
certain compensation

and to scrutinize

executive

performance.
6.2
Responsibilities and autho-
rities
The Compensation

Committee’s

responsibilities

and authorities

are to:
(i)
Compensation

strategy and

principles:
(a)
periodically review the compensation

strategy and principles and propose any ma-
terial changes

to the Board

for approval;

and
(b)
evaluate the

effectiveness

of pay for

performance

results of

UBS AG;

(ii)
EB performance

targets and

objectives:

(a)
propose, upon proposal of the Chairman, financial and non-financial performance
targets and

objectives

for the President

of the EB for

approval by

the Board;
(b)
review, upon proposal of the President of the EB, the

performance framework

for
the other EB

members;

and
(c)
inform the

Board of

the President

of the

EB's financial

and non-financial perfor-
mance targets and objectives,

as well as the performance framework

for the other
EB members;

(iii)
EB performance

assessments:
(a)
propose upon

proposal of the Chairman,

the President

of the EB's

performance

as-
sessment

for approval

by the Board;
(b)
propose upon proposal of the President of

the EB the performance

assessments

of
the other EB

members for

approval by

the Board; and

(c)
inform the Board

of the performance

assessments

of all EB members,

including the
President of

the EB;
(iv)
Compensation

framework

and plans:
(a)
approve

key

features

of

the

compensation framework

and

plans

for

the

non-
independent

Board members

and EB members;

(b)
be

informed of

key features

of the

compensation framework and

plans for

em-
ployees other

than EB members;

(c)
approve key terms of any new or amended compensation

plans or other compen-
sation arrangements with a

material financial, reputational or strategic

impact or
significant

use of UBS

Group AG shares;
(d)
be informed

of key terms

of any new or

amended pension

and benefit

plans with

a
material financial,

reputational

or strategic

impact;
(e)
approve the

share ownership

policy for

EB members;

and
(f)
propose, upon proposal of the Chairman, the remuneration/fee framework for in-
dependent Board

members for

approval by

the Board.

(v) Compensation governance:
(a)
approve key terms

for material individual variations to

standard employment and
termination agreements

for non-independent Board members

and, upon proposal
of the Chairman, for the

President of the EB and,

upon proposal of

the President
of the EB,

for other EB

members;

(b)
approve the engagement

of and fees for any

external advisors/consultants

retained
by the Compensation Committee; considering factors relevant to the advisors’ in-
dependence

from management;
(c)
approve material

public disclosures

on UBS AG

compensation

matters;
(d)
meet with the

RC annually to

ensure that the

compensation framework supports
appropriate risk

awareness and

management as

well

as

appropriate risk-taking;
and
(e)
be

informed

of

major

regulatory developments,

shareholder initiatives

and

best
practices

in executive

compensation;

(vi)
Other compensation

competences:
(a)
for

employees

within

UBS

AG,

approve

the

aggregated

and/or

total

individual
compensation

of

certain

employees

(including

independent

control

functions)
based on regulatory

requirements;

and
(b)
review business performance

and other variables that impact

annual variable com-
pensation;

and
(vii)
Other competences

related to specific

regulatory

requirements:
(a)
review and approve the

Remuneration Policy Statement to be submitted annually
to the PRA;
(b)
review and

approve as

appropriate any

information provided

to

UBS

AG

share-
holders with respect to the approval of the ratio between variable and fixed com-
pensation for

employees

in the European

Union; and
(c)
make recommendations as

appropriate where it

becomes aware

of any

event or
matter that would justify the operation of malus or clawback for UBS AG London
Branch staff

in accordance

with compensation

plan rules.
7
Risk Committee
7.1 In general
The function of the RC is to oversee and support the Board in fulfilling its duty to supervise and set an appropriate

risk management

and control

framework

in the areas

of:

(i)
financial and

non-financial

risks; and
(ii)
balance sheet,

treasury and

capital management,

including funding,

liquidity and

equity
attribution.

The RC considers

the potential

effects of

the aforementioned

risks on

UBS AG’s reputation.
7.2 Responsibilities and autho-
rities
The RC’s responsibilities

and authorities

are to:
(i)
Risk management

and control:
(a)
review and

propose to

the

Board the

guiding principles

and

framework for

risk
management and

control (including

risk appetite,

delegation of

risk authorities

and
major risk limits) relative to UBS AG’s operations, assess management’s respective proposals and

recommend

any required

changes to

the Board;

(b)
review and

approve the

risk appetite (including objectives and

binding scenarios)
relative

to

UBS

AG’s

activities

and

risk

profiles,

including

allocation

of

respon-
sibilities

within the

risk management

and control

framework;
(c)
review and propose

to the

Board the risk,

capital, liquidity and funding, and

bal-
ance sheet

section of

the annual

report of UBS

AG;
(d)
periodically assess the

appropriateness of major

policies and

procedures adopted
by the EB relating

to the risk

management

and control

of significant

risks;
(e) review and make recommendations to the Board based on proposals from the EB in relation

to material

risk limits

and periodically review

allocations and authority
levels relating

to those limits.

Material risk

limits include

those relating

to portfolios,
concentrations, products, sectors or other categories relevant to the

strategy, risk
profile and

risk capacity

of UBS AG

as approved

by the Board;
(f)
review

and

approve

the

principal characteristics of

UBS

AG’s

risk

measurement
framework (including changes thereto) used to identify, model, measure, monitor and report risks;
(g)
monitor and oversee the

risk profile of

UBS AG

within the context

of the

Board-
determined

risk profile,

risk capacity

and limit structure;
(h)
systematically

review high-risk areas of UBS AG and assess the effectiveness of the
steps taken

by the EB to

manage or

mitigate such

risks;
(i)
review

and

assess

the

asset

and

liability

management framework,

liquidity and
funding;

(j)
review regulatory framework reforms affecting

areas within the scope of the

RC’s
mandate and

recommend

any required

changes to

the Board;
(k)
consider UBS AG’s strategy to deal with anticipated

or existing high-level risks

and
assist the Board by reviewing and assessing

management’s proposals

in relation to
strategy;

(l)
review management’s assessments of

UBS AG’s

non-financial risk exposures

and
related risk-oriented

activity

plans;
(m)
periodically

review

material

communications (including

formal

assessments) be-
tween UBS AG

and its principal

regulators;

(n)
review projects

and remediation

activities (as

determined by the

RC) undertaken by
the management to address critical changes to the risk management/control envi-
ronment; and
(o)
periodically meet with the Compensation Committee to ensure that the compen-
sation framework appropriately reflects

risk awareness and management, and en-
sures appropriate

risk-taking;

(ii) Risk reporting:
(a)
determine risk reporting requirements that allow for an

effective oversight by the
RC and communicate changes to report owners if

reporting requirements are not
met or change;

(b)
review risk reports, including reports from management that assess the likelihood
of

risks

materializing, the

monitoring of

emerging trends

via

forecasts or

stress
tests, the adequacy and appropriateness of the internal controls to manage those risks and that contain

agreed measures to

reduce risks or deal with

specific risk sit-
uations including

stress situations;

and
(c)
receive periodic

updates on limitations

that prevent

full risk data

aggregation in

the
risk reports;

and
(iii) Human Resources:
(a)
annually provide

input on the

performance

of the CRO,

CFO, GC and CCGO

to the
President of

the EB; and
(b)
review and

make recommendations to

the

Board regarding

decisions relating

to
the hiring and

dismissal

of the CRO

and the CCGO.
8
Further responsibilities

and authorities
8.1
Further responsibilities

and authorities
The Board may

entrust further

powers and

duties to the

Committees

by Board resolution.
9
Delegation to a member or subcommittee
9.1
Further delegation by

the Committees
Each Committee may delegate some of its tasks to one of its members or to a subcommit-
tee comprised of

two or

more of

its members. Such

delegations shall be

recorded in

the
Committee’s

minutes and

the Chairman

must be informed.
10
Information rights
10.1
Committees
In accordance with the

procedure set out in

section 8.4 of

the ORs, each

Committee may
request any relevant information or

special reports from any

EB member or

IA on

matters
relating to

its respective

responsibilities

set out in

this Committees’

charter.
10.2
Committee members
For the information

rights of

each Board member,

see section

8 of the ORs.
11
Meeting with third parties
11.1
Meeting with third parties
The Committees may,

in performing their duties,

take advice from and meet

as a body with
third parties. In

consultation with the President of

the EB,

they may meet

with regulators.
The Chairperson

shall inform

the Chairman

accordingly.

Meetings and resolutions of the Committees
12 Meetings
12.1
Number of meetings
Each Committee meets

as often as

its business requires,

but at least

four times a

year for
the AC, the Compensation Committee and the RC.

The AC and RC hold at least four joint meetings a year.
The Compensation Committee and RC periodically hold joint meetings.
12.2
Request, invitation,

agenda, notice period,

chair and format
Committee meetings, including joint meetings, are called and held in compliance with the
rules set out in the

ORs (sections 6.2 to 6.5

and 6.7 of the ORs

to be applied mutatis

mu-
tandis).
12.3
Presence of third parties

at Committee meetings
Each Chairperson

may, on

their own motion

or upon

request of

any Committee

member
or the Chairman, invite EB members, as well as other persons, to attend Committee meet-
ings. The President of the EB will be informed accordingly.
12.4
Special rules for the AC
The AC holds Committee meetings:
(i)
normally with the participation of

the IA Executive UBS AG,

representatives of the ex-
ternal

auditors,

the

President

of

the

EB,

the

CFO

and

the

Controller

and

Chief

Ac-
counting Officer; and
(ii)
periodically, only with the participation of the IA Executive

UBS AG, the external audi-
tors,

or

with

members

of

management,

or

a

combination

of

any

of

the

aforemen-
tioned.
12.5
Special rules for the RC
Generally, the President of the EB, the CFO, the CRO, the

GC, the CCGO, the IA Executive
UBS AG

and representatives

of the

external auditors

participate (to

the extent

necessary)
in each meeting of the RC. The invitation of other persons is at the discretion of the RC.
12.6
Resolutions
Resolutions

are

passed

by

an

absolute

majority

of

the

Committee

members

present;

in
case of a

tie, the decision

is passed on

to the Board

and decided in

accordance with

sec-
tion 7.2 of the

ORs. Sections 7.2 to 7.4

of the ORs apply

mutatis mutandis with regard to
circular resolutions.

12.7
Minutes
The minutes

of Committee

meetings, including

joint meetings,

must fulfill

the conditions
set out in sections 6.8, 6.9 and 7.5 of the ORs and be distributed to the Chairman.

13 Resolutions and information rights
13.1
Resolutions and informati-
on rights
Sections

7,

8.2,

8.3

and

8.4 of

the

ORs apply

mutatis

mutandis to

the decision-making
process and the information rights of the Committees and the Committee members.

Reporting
14 Regular reporting
14.1
In general
Each Chairperson ensures

that the Chairman and

the Board are

kept informed in a

timely
and appropriate manner. Each Chairperson (either personally or through another Commit-
tee member) regularly reports to the

Board at the Board meetings on

the current activities
of their Committee and on important Committee issues,

including all matters falling with-
in the duties and responsibilities of the Board, namely:

(i) proposals for resolutions to be considered, or other action to be taken by the Board;
(ii)
resolutions

and

decisions

made

by

the

Committee

and

the

material

considerations
that led to such resolutions and decisions; and
(iii) activities and important findings of the Committee.
14.2
Submitting of proposals
and recommendations
Each Chairperson submits, in writing, the

proposals and resolutions mentioned in sections
14.1(i)

and

(ii)

of

this

annex

to

the

Board

unless

such

proposals

are

contained

in

the
Committee minutes; the remaining reporting is generally done orally.
14.3
Annual reporting of

the Committees
Each

Committee

annually

submits

a

report

to

the

Board,

detailing

the

activities

of

the
Committee during the previous twelve months.
15 Special reporting
15.1 AC
Following the completion of

the audit and the

annual financial statements, the

AC
Chair-
person submits annually to the Chairman, for the attention of the Board:
(i)
the AC’s

assessment of

the qualification,

independence and

performance of

the ex-
ternal auditors;
(ii)
the AC’s

assessment of

the design

of UBS

AG’s internal

control system

for financial
reporting and the coordination and

interaction between IA and the

external auditors;
and
(iii)
a recommendation regarding the audited

financial statements in UBS AG’s annual

re-
port.

Special provisions
16 Confidentiality
16.1
Special rule
The

deliberations

of

the

Compensation

Committee are

handled

with

the

utmost

discre-
tion and are

to be communicated

outside of the

Committee only to

the extent permitted
by the Chairperson. The Chairman is

exempted with regard to the confidentiality

of delib-
erations.
17 Self-assessment and adequacy review
17.1
Self-assessment and ade-
quacy review
Each Committee

reviews the

adequacy of

its charter

at regular

intervals, but

at least

an-
nually, and

recommends to

the Board

any changes

considered to

be necessary

or appro-
priate. For the self-assessment, section 9 of the ORs is to be applied mutatis mutandis.
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